UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2012

MB FINANCIAL, INC.

Maryland	0-24566-01	364460265
(State or other jurisdiction	(Common File No.)	(IRS Employer
of incorporation)		Identification Number)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 14, 2012, MB Financial, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it repurchased all $196 million of preferred stock which it issued in 2008 to the U.S. Department of Treasury (“Treasury”) as part of the Troubled Asset Relief Program (“TARP”) Capital Purchase Program.  The Company expects to enter into negotiations to repurchase the warrant held by Treasury to purchase 506,024 shares of the Company’s common stock.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

                99.1        Press release dated March 14, 2012

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: March 14, 2012	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer

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